                                                                    EXHIBIT 10.3

                    CONVEYANCE OF OVERRIDING ROYALTY INTEREST

                                      FROM

                       CALLON PETROLEUM OPERATING COMPANY

                                    "GRANTOR"

                                       TO

                           DUKE CAPITAL PARTNERS, LLC

                                    "GRANTEE"



                                      DATED

                                  JUNE 29, 2001

                                TABLE OF CONTENTS


                                    ARTICLE 1
                                   CONVEYANCE

Section 1.1   Conveyance....................................................... 1
Section 1.2   Repurchase Option and Right of First Refusal..................... 1
Section 1.3   Non-Operating, Non-Expense Bearing Interest...................... 2
Section 1.4   Marketing of Overriding Royalty Hydrocarbons..................... 2
Section 1.5   Certain Limitations.............................................. 3
Section 1.6   Royalties; Taxes................................................. 3
Section 1.7   Title............................................................ 3
Section 1.8   Mortgage or Assignment by Grantor................................ 3
Section 1.9   Pooling or Unitization........................................... 3
Section 1.10  Operations....................................................... 4
Section 1.11  Scope of the Overriding Royalty Interest......................... 4
Section 1.12  Settlement....................................................... 4
Section 1.13  Prudent Standard................................................. 4
Section 1.14  Royalty Relief................................................... 4
Section 1.15  Restrictions on Subsequently Created Interests................... 5

                                    ARTICLE 2
                                   DEFINITIONS


                                    ARTICLE 3
                                  MISCELLANEOUS

Section 3.1   Governing Law.................................................... 7
Section 3.2   Successors and Assigns........................................... 8
Section 3.3   Multiple Originals............................................... 8
Section 3.4   Perpetuities..................................................... 8
Section 3.5   Partial Invalidity............................................... 8
Section 3.6   Notices.......................................................... 8


EXHIBIT A       Property Exhibits
EXHIBIT B       Permitted Encumbrances

                                  CONVEYANCE OF
                           OVERRIDING ROYALTY INTEREST


         This Conveyance of Overriding Royalty Interest (this "Conveyance"), made effective as of the Effective Time, is from Callon Petroleum Operating Company, a Delaware corporation whose address is 200 North Canal Street, Natchez, Mississippi 39121-1297, and whose Federal Tax I.D. Number is 94-0744280 ("Grantor"), to Duke Capital Partners, LLC, a Delaware limited liability company, whose mailing address is 128 South Tryon Street, Suite 1100, Charlotte, North Carolina, 28202, and whose Federal Tax I.D. Number is 56-2186625 ("Grantee").

         WHEREAS, Grantor is the owner of an interest in the oil and gas leases described in Exhibit A hereto, and Grantor has agreed to convey to Grantee the Overriding Royalty Interest as defined in Section 1.1 below, as a condition of that certain Credit Agreement dated June 29, 2001, by and among Callon Petroleum Company, as Borrower thereunder, the lenders signatory thereto and Grantee, as Administrative Agent thereunder (the "Credit Agreement"), pursuant to that certain letter agreement dated the date hereof between Callon Petroleum Company and Grantee; and

         WHEREAS, capitalized terms as used herein shall have the meanings given to them in Article II hereof unless otherwise defined herein.

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS:

                                   ARTICLE 1
                                   CONVEYANCE

         SECTION 1.1 CONVEYANCE. For and in consideration of $1,000.00 and other good and valuable consideration to Grantor cash in hand paid by Grantee, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby GRANTS, BARGAINS, SELLS, CONVEYS, ASSIGNS, SETS OVER, AND DELIVERS unto Grantee, its successors and assigns, effective as of the Effective Time, an overriding royalty interest in and to each of the Leases equal to the Overriding Royalty Percentage of all Hydrocarbons produced and saved from each of the Leases, together with all and singular the rights and appurtenances thereto in anywise belonging (the "Overriding Royalty Interest").

         TO HAVE AND TO HOLD the Overriding Royalty Interest unto Grantee, its successors and assigns forever, subject to the following terms, reservations, rights of first refusal, provisions and conditions.

         SECTION 1.2 REPURCHASE OPTION AND RIGHT OF FIRST REFUSAL. (a) Grantor hereby RETAINS and RESERVES unto itself, its successors and assigns, an option ("Repurchase Option") to repurchase this Overriding Royalty Interest in all or any Property in the event that Grantor has a binding contract to sell its interest in such Property to a bona-fide third party purchaser. The repurchase price to be paid to Grantee by Grantor shall be proportional to such bona-fide third party purchaser's purchase price attributable to such Property. Grantee hereby accepts this Conveyance subject to and acknowledges that the Overriding Royalty Interest is burdened by such Repurchase Option. In connection with a sale of all or substantially all of Grantor's interest in any Property to a bona-fide third party purchaser,

Grantor may give Grantee written notice stating the terms and conditions of such offer ("Grantor's Offer Notice") and Grantee shall agree to sell its Overriding Royalty Interest to Grantor on or before the same day Grantor's interest is sold at the price described above on an "as is-where is" basis without representation or warranty or indemnity of any kind except as to title with respect to any claims by, through and under Grantee.

(b) If Grantee desires to sell, assign, convey or transfer all or any portion of its Overriding Royalty Interest in any Property (the "Interest"), Grantee shall give written notice ("Grantee's Offer Notice") to Grantor stating that Grantee desires to effect such transfer and setting forth the material terms thereof. The giving of the Grantee's Offer Notice by Grantee to Grantor shall constitute an offer by Grantee to sell the Interest to Grantor pursuant to the terms set forth in the Grantee's Offer Notice. Grantor shall have 15 days after its receipt of the Grantee's Offer Notice in which to accept such offer by giving written notice of acceptance to Grantee prior to the expiration of such 15-day period. If Grantor accepts such offer, Grantee and Grantor shall exercise their commercially reasonable efforts to effectuate the transfer as between them as soon as practicable. If Grantor rejects in writing the offer set forth in the Grantee's Offer Notice, or fails to respond within 15 days after its receipt of the Grantee's Offer Notice, Grantee may consummate the sale to any bona-fide third party purchaser, but only on terms equal to or better than those set forth in the Grantee's Offer Notice. If Grantee does not consummate the sale within 90 days after receipt of written refusal by Grantee or expiration of the 15-day period, as applicable, Grantee's right to effectuate the sale shall lapse, and Grantee shall be required to again provide Grantor with a Grantee's Offer Notice, provided, however, no such conveyance shall be valid until Grantor has received a certified copy of such conveyance. This Section 1.2 shall not apply with regard to conveyances of Interests in connection with Grantee's initial syndication of the Facility (as such term is defined in the Credit Agreement).

         SECTION 1.3 NON-OPERATING, NON-EXPENSE BEARING INTEREST. The Overriding Royalty Interest conveyed hereby is a non-operating, non-expense-bearing overriding royalty interest in the nature of an interest in real property, free of all costs, risks and expenses, except to the extent (i) any such costs and expenses are properly deductible in calculating the lessor's royalties payable under the Leases to the United States Minerals Management Service ("MMS") and/or
(ii) any such costs and expenses are paid to unaffiliated third parties in arms-length transactions (or affiliated entities at market rates) and directly attributable to marketing, gathering, and delivering the Hydrocarbons to the initial sales points, provided, however, that in no event shall such costs and expenses be greater than proportionately equal to the costs and expenses that are paid or payable by Grantor with respect to its interest in Hydrocarbons produced from the Subject Interests ("Deductible Costs"). In no event shall Grantee ever be liable or responsible in any way for the payment of any costs, expenses, or liabilities attributable to the Subject Interests (or any part thereof) or incurred in connection with the exploration, production, operations or delivery of Overriding Royalty Hydrocarbons to the initial sales points except as provided in the preceding sentence.

         SECTION 1.4 MARKETING OF OVERRIDING ROYALTY HYDROCARBONS. Grantor shall market or cause to be marketed the Overriding Royalty Hydrocarbons in the same manner as Grantor markets or causes to be marketed Hydrocarbons attributable to its Net Revenue Interest, as a reasonable and prudent operator. Grantor shall pay, or cause to be paid, to Grantee the amount due in respect of the Overriding Royalty Hydrocarbons that are produced and sold in any month no later than 26 days following the month in which the revenues attributable to the sale of such Overriding Royalty Hydrocarbons are received by Grantor.

         SECTION 1.5 CERTAIN LIMITATIONS. Grantee shall look solely to the Overriding Royalty Hydrocarbons for satisfaction and discharge of the Overriding Royalty Interest, and Grantor shall not be personally liable for the payment and discharge thereof.

         SECTION 1.6 ROYALTIES; TAXES. The Overriding Royalty Hydrocarbons shall be calculated as two percent (2%) of Grantor's Net Revenue Interests in the Leases, with the result that the Overriding Royalty Hydrocarbons shall be determined net of all Hydrocarbons allocable or otherwise attributable to all royalties, overriding royalties (other than the Overriding Royalty Interest), and other burdens on production allocable or otherwise attributable to the Subject Interests that are reflected of record as of the Effective Time. Grantor shall be responsible for the timely payment of all such royalties, overriding royalties, and other burdens on production, and Grantor shall defend, indemnify, and hold Grantee harmless from and against any loss or claim with respect to any such royalties, overriding royalties, or other burdens on production or any claim by the owners or holders of such royalties, overriding royalties, or other burdens on production by, through or under Grantor, but not otherwise. Grantee shall bear and pay all Taxes, income and franchise taxes attributable to the Overriding Royalty Interest and the Overriding Royalty Hydrocarbons or attributable to Grantee.

         SECTION 1.7 TITLE. Grantor warrants and represents that the Leases are valid and subsisting oil and gas leases covering the lands or waterbottoms described in Exhibit A; subject to the Leases and Permitted Encumbrances, Grantor's ownership of the Subject Interests entitles Grantor to a share of all Hydrocarbons produced from or attributable to each Lease, and of the proceeds of such production, after giving effect to and/or deducting all applicable royalties, overriding royalties, and other burdens or payments out of production (except the Overriding Royalty Interest), which is not less than the Net Revenue Interest applicable to the relevant Lease, as set forth in Exhibit A associated therewith. Grantor hereby binds Grantor and Grantor's legal representatives, successors, and assigns to warrant and forever defend all and singular title to the Overriding Royalty Interest and the Overriding Royalty Hydrocarbons unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Grantor, but not otherwise; provided however, the foregoing warranty shall not be breached in any manner by the existence of the Permitted Encumbrances.

         SECTION 1.8 MORTGAGE OR ASSIGNMENT BY GRANTOR. Except for Permitted Encumbrances which do not create a lien to secure an obligation for borrowed money, Grantor shall not mortgage, pledge, or hypothecate the Overriding Royalty Interest or create or allow to remain thereon any lien or security interest on any Overriding Royalty Hydrocarbons produced therefrom. Any purported mortgage, pledge, hypothecation, lien, security interest, assignment, sale, conveyance, or other transfer in contravention of the foregoing terms shall be null and void.

         SECTION 1.9 POOLING OR UNITIZATION. This Conveyance is subject to all applicable valid pooling or unitization orders, declarations or agreements affecting any of the Leases or any part thereof, currently or in the future. Further, in the event that the owners of the Leases, or the applicable regulatory authorities, shall hereafter at any time or times create, amend, terminate or declare a pool or unit for the development or production of Oil and/or Gas that includes all or any part of any of the Leases, then in each such event such pooling or unitization shall be binding upon and effective with regard to the Overriding Royalty Interest insofar as it applies to the Leases included in such pool or unit, without the necessity of Grantee's further consent to or approval of such pool or unit.

         SECTION 1.10 OPERATIONS. Grantor is under no obligation or duty, insofar as Grantee is concerned, to pay any delay rentals or minimum royalties becoming due under any of the Leases or otherwise to maintain any of the Leases in force or effect by extending same or by operations thereon or production of Oil, Gas, or other minerals, in any quantity therefrom, and the payment of any such delay rentals, minimum royalties, taking of extensions or conduct or cessation of operations or production of Oil, Gas, or other minerals under the Leases shall be, as between the parties, at the sole discretion of Grantor. Furthermore, this Conveyance shall not give rise to or create any obligation for Grantor to obtain Grantee's consent or joinder or comply with any demand of Grantee, with respect to the maintenance, operation (e.g. the decision to drill, complete, rework or abandon wells), or abandonment of any platform or other exploration, production, handling or treating facility, or the Leases, and the execution of contracts related thereto.

         SECTION 1.11 SCOPE OF THE OVERRIDING ROYALTY INTEREST. The Overriding Royalty Interest shall not apply to Hydrocarbons lost, flared, vented or used in support of producing, handling, transporting and processing Hydrocarbons derived from or attributable to the Leases. The Overriding Royalty Interest shall not apply to any Hydrocarbons attributable to Grantor's Net Revenue Interest that are subject to a right of recoupment, forfeiture or relinquishment under the applicable joint operating agreements; provided, however, the Overriding Royalty Interest shall apply to any such Hydrocarbons if and when the Hydrocarbons are no longer subject to such right of recoupment, forfeiture or relinquishment.

         SECTION 1.12 SETTLEMENT. Grantee shall participate proportionately in any in-kind or cash settlements received by Grantor for underproduction of Hydrocarbons attributable to the Overriding Royalty Interest. Likewise, Grantee shall have the obligation to participate in or reimburse Grantor as to Grantee's proportionate share of any in-kind or cash settlements made or paid by Grantor for overproduction of Hydrocarbons attributable to the Overriding Royalty Interest.

         SECTION 1.13 PRUDENT STANDARD. Grantor (subject to the terms and provisions of any applicable operating agreements and subject to the other provisions of this Conveyance and the Credit Agreement) shall take any and all actions which a reasonably prudent non-operator would deem necessary or advisable in the management, operation and control of the Subject Interests, including, without limitation, the plugging and abandonment of any Hydrocarbon well located on the Leases in accordance with good oil field practices without regard to the existence of the Overriding Royalty Interest or any other royalty, overriding royalty, or other interest created after the Effective Time.

         SECTION 1.14 ROYALTY RELIEF. To the extent any of the Leases are entitled to royalty relief pursuant to the regulations of the MMS, Grantee as the owner of the Overriding Royalty Interest shall be entitled to two percent (2%) of such royalty relief that is attributable to Grantor's Net Revenue Interest shown on Exhibit A.

         SECTION 1.15 RESTRICTIONS ON SUBSEQUENTLY CREATED INTERESTS. To the extent required by the express terms and provisions of any of the Permitted Encumbrances identified in Exhibit B to this Conveyance, Grantor and Grantee acknowledge and agree that this Conveyance is inferior to and is made expressly subject to such Permitted Encumbrances, and Grantor acknowledges and agrees that it shall indemnify and hold all of the parties to such Permitted Encumbrances, other than itself, harmless from any and all claims and demands for payment that may be asserted by Grantee as the owner of the Overriding Royalty Interest.

                                   ARTICLE 2
                                   DEFINITIONS

         As used herein and in the exhibits hereto, the following terms shall have the respective meanings ascribed to them below:

         "Central Time" means Central Standard Time or Central Daylight Savings Time in effect on the date in question.

         "Business Day" shall mean any day other than a day on which commercial banks are authorized or required to close in New York.

         "Conveyance" shall have the meaning given to such term in the preamble hereof.

         "Credit Agreement" shall have the meaning given to such term in the preamble hereof.

         "Deductible Costs" shall have the meaning given to such term in Section
1.3 hereof.

         "Effective Time" means 7:00 a.m., Central Time, on June 29, 2001.

         "Gas" means natural gas and other gaseous hydrocarbons.

         "Grantee" shall have the meaning given such term in the preamble hereof.

         "Grantor" shall have the meaning given such term in the preamble hereof.

         "Grantor's Offer Notice" and "Grantee's Offer Notice" shall have the meaning given such terms in Section 1.2 hereof.

         "Gross Working Interest" means, for each Lease or group of Leases, the interest identified as "Working Interest" on Exhibit A.

         "Hydrocarbons" means Oil and Gas.

         "Interest" shall have the meaning given such term in Section 1.2 hereof.

         "Lease" means each oil and gas lease described, referred to, or identified in Exhibit A, insofar and only insofar as to the areas and/or depths specified in Exhibit A, together with any renewal or extension of such lease (as to all or any part or portion thereof), and any replacement lease taken upon or in anticipation of expiration or termination of such lease (if executed and delivered during the term of or within one year after expiration of the predecessor lease), insofar only as any such replacement lease covers areas and/or depths specified in Exhibit A as to the original lease; and "Leases" means all such leases, insofar only as such leases cover such areas and/or depths, and all such renewals and extensions and replacement leases.

         "Legal Requirement" means any requirement imposed pursuant to any statute, rule, regulation, order, permit or license of or Lease from any applicable governmental body or by any applicable court order.

         "MMS" shall have the meaning given such term in Section 1.3 hereof.

         "Net Revenue Interest" means, for each Lease or group of Leases, the interest identified as "Net Revenue Interest" on Exhibit A, as such interest may be decreased pursuant to provisions of the applicable joint operating agreement.

         "Oil" means crude oil, condensate and other liquid hydrocarbons.

         "Overriding Royalty Hydrocarbons" shall mean the Hydrocarbons conveyed to Grantee pursuant to Section 1.1 hereof.

         "Overriding Royalty Interest" shall have the meaning given such term in
Section 1.1 hereof.

         "Overriding Royalty Percentage" means, with respect to each Lease or group of Leases, 2.00000% of the Net Revenue Interest.

         "Permitted Encumbrance" means the following:

         (a) the agreements, contracts and other documents described in Exhibit B (to the extent the same are valid and enforceable and burden the Subject Interests), and any instrument executed subsequent to the date of this Conveyance pursuant to the express provisions of the applicable joint operating agreements including, without limitation, the non-consent provisions and the rights of recoupment, forfeiture or relinquishment provisions, as set forth in the applicable joint operating agreements and the provisions thereof relative to subsequently created interests which affect the Subject Interests;

         (b) division orders and sales contracts;

         (c) liens for taxes or assessments not yet delinquent;

         (d) materialman's, mechanic's, repairman's, employee's, contractor's, operator's, and other similar liens or charges arising in the ordinary course of business, to the extent the same secure amounts not yet due and payable or that are being contested in good faith by appropriate proceedings diligently conducted;

         (e) easements, rights-of-way, servitudes, permits, surface leases, and other rights in respect of surface operations, to the extent the same do not materially interfere with operations on, or the operation, value, or use of, any Subject Interest; and

         (f) other valid and enforceable liens, charges, encumbrances, contracts, agreements, obligations, defects, and irregularities affecting the Subject Interests which, taken in the aggregate: (i) do not materially interfere with operations on, or the operation, value, or use of, any Lease or any Subject Interest; (ii) do not prevent Grantor from receiving any proceeds of production from any Lease or Grantee from receiving proceeds of production attributable to the Overriding Royalty Hydrocarbons from any Lease; and (iii) do not reduce Grantor's net revenue interest in Hydrocarbons produced from any Lease to less than the Net Revenue Interest applicable to the relevant Lease, other than as the result of Grantor's election not to consent in proposed operations.

         "Property" means any Subject Interest or group of Subject Interests identified on Exhibit A.

         "Repurchase Option" shall have the meaning given such term in Section
1.2 hereof.

         "Subject Interests" or "Subject Interest" means the respective Gross Working Interests and Net Revenue Interests of Grantor in and to the Leases, and all lands now or hereafter pooled, communitized, or unitized therewith, even though Grantor's interest be incorrectly or incompletely described in Exhibit A, all as the same shall be enlarged by the discharge of any burdens, by the reversion of any interest, or by the removal of any charges or encumbrances to which any of the same may be subject, and any and all renewals and extensions of any of the same.

         "Taxes" means all ad valorem, property, occupation, gathering, pipeline regulating, windfall profit, severance, gross production, Btu, energy, excise and other taxes and governmental charges and assessments imposed on the Subject Interests or the Overriding Royalty Interest, including the Overriding Royalty Hydrocarbons, other than income taxes and franchise taxes.

                                   ARTICLE 3
                                  MISCELLANEOUS

         SECTION 3.1 GOVERNING LAW. THIS CONVEYANCE AS TO EACH LEASE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PROPERTY DESCRIBED IN THE LEASE IS SITUATED IN OR IN FEDERAL WATERS ADJACENT THERETO, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THE LAWS OF ANY OTHER JURISDICTION ARE MANDATORILY APPLICABLE AND EXCEPT THE PARTIES HERETO HAVE ELECTED TO HAVE THIS CONVEYANCE FOR USURY LAW PURPOSES GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. GRANTOR'S OBLIGATIONS HEREUNDER WITH RESPECT TO THE OVERRIDING ROYALTY INTEREST ARE SUBJECT TO ALL APPLICABLE LEGAL REQUIREMENTS.

         SECTION 3.2 SUCCESSORS AND ASSIGNS. The provisions and conditions contained in this Conveyance shall run with the land and the respective interests of Grantor and Grantee and shall be binding upon and inure to the benefit of Grantor and Grantee and their respective successors and assigns. All references herein to either Grantor or Grantee shall include their respective successors and assigns.

         SECTION 3.3 MULTIPLE ORIGINALS. This Conveyance may be executed in multiple originals all of which shall constitute one and the same Conveyance.

         SECTION 3.4 PERPETUITIES. It is not the intent of Grantor or Grantee that any provision herein violate any applicable law regarding the rule against perpetuities, the suspension of the absolute power of alienation, or other rules regarding the vesting or duration of estates, and this Conveyance shall be construed as not violating such rule to the extent the same can be so construed consistent with the intent of the parties. In the event, however, that any provision hereof is determined to violate any such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no violation. To the extent the maximum period is permitted to be determined by reference to "lives in being," Grantor and Grantee agree that "lives in being" shall refer to lifetime of the last to die of the living lineal descendants of the late Joseph
P. Kennedy (father of the late President of the United States of America).

         SECTION 3.5 PARTIAL INVALIDITY. Except as otherwise expressly stated herein, in the event any provision contained in this Conveyance shall for any reason be held invalid, illegal or unenforceable by a court or regulatory agency of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any of the remaining provisions of this Conveyance which shall remain in full force and effect.

         SECTION 3.6 NOTICES. Notices required or otherwise given pursuant to or in connection with this Conveyance shall be in writing and addressed to the addresses set forth in the Credit Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         EXECUTED and effective as of the Effective Time.



WITNESSES:                                 GRANTOR:

 /s/ Dianna J. Rosses                      CALLON PETROLEUM OPERATING
--------------------------------------     COMPANY
Printed Name:  Dianna J. Rosses
--------------------------------------

                                           By: /s/ John S. Weatherly
                                              ----------------------------------
 /s/ Brian R. Howard                          John S. Weatherly
--------------------------------------        Senior Vice President and
Printed Name: /s/ Brian R. Howard             Chief Financial Officer
              ------------------------




WITNESSES:                                 GRANTEE:

 /s/ Dianna J. Rosses                      DUKE CAPITAL PARTNERS, LLC
--------------------------------------
Printed Name:  Dianna J. Rosses
              ------------------------
                                           By: /s/ F. T. Webster
                                              ----------------------------------
 /s/ Brian R. Howard                          F.T. Webster
--------------------------------------        Executive Vice President
Printed Name: /s/ Brian R. Howard
              ------------------------


          [Signature Page to Conveyence of Overriding Royalty Interest]
                                       S-1

THE STATE OF TEXAS      )
                        )
COUNTY  OF  HARRIS      )


                                      TEXAS

         THIS INSTRUMENT was acknowledged before me on this 29 day of June, 2001, by John S. Weatherly, Senior Vice President and Chief Financial Officer of Callon Petroleum Operating Company, a Delaware corporation, who is duly authorized to execute the foregoing on behalf of said corporation.


                                    LOUISIANA

         On this 29th day of June, 2001, before me appeared John S. Weatherly, to me personally known, who, being by me duly sworn did say that he is the Senior Vice President and Chief Financial Officer of Callon Petroleum Operating Company, a Delaware corporation, and that the seal affixed to said instrument is the corporate seal of said corporation by authority of its Board of Directors and that he acknowledged the instrument to be the free act and deed of the corporation.

                                          /s/ Valerie W. Vaclavik
                                         ---------------------------------
                                         Notary Public in and for the
                                         State of Texas


          [Signature Page to Conveyence of Overriding Royalty Interest]
                                       S-2

THE STATE OF TEXAS        )
                          )
COUNTY  OF  HARRIS        )


                                      TEXAS


         THIS INSTRUMENT was acknowledged before me on this 29th day of June, 2001, by F.T. Webster, Executive Vice President of Duke Capital Partners, LLC, a Delaware limited liability company, who is duly authorized to execute the foregoing on behalf of the said limited liability company.


                                    LOUISIANA


         On this 29th day of June, 2001, before me appeared F.T. Webster, to me personally known, who, being by me duly sworn did say that he is the Executive Vice President of Duke Capital Partners, LLC, a Delaware limited liability company, and that the seal affixed to said instrument is the corporate seal of said limited liability company by authority of its Board of Directors and that he acknowledged the instrument to be the free act and deed of the limited liability company.

                                          /s/ Valerie W. Vaclavik
                                        ---------------------------------
                                        Notary Public in and for the
                                        State of Texas


          [Signature Page to Conveyence of Overriding Royalty Interest]
                                       S-3

                                    EXHIBIT A
                                     TO THE
                    CONVEYANCE OF OVERRIDING ROYALTY INTEREST

                                PROPERTY EXHIBITS

MEDUSA PROJECT

OCS-G 16614

         Dated:                    June 1, 1996

         Lessor:                   United States of America

         Lessee:                   Callon Petroleum Operating Company, et al.

         Grantor's
         Working Interest:         15.00000%

         Grantor's
         Net Revenue Interest:     13.12500%


         Description: The above referenced oil and gas lease covering Block 538, Mississippi Canyon, OCS Official Protraction Diagram, NH16-10, INSOFAR AND ONLY INSOFAR: (i) as to those depths from the surface to a depth limited to 100 feet below the stratigraphic equivalent of the T4B productive interval located between 14,172'-14,250' MD (13,318'-13,382' TVD) in the Mississippi
                  Canyon 582 OCS-G 16623 #1 well on the Array Induction-Dipole Sonic log dated 9/27/99, and (ii) as to the following portion of said block: Starting at the Southeast corner of Mississippi Canyon Block 538, proceed in a northerly direction along the block boundary 11,200 feet; thence in a westerly direction parallel to the north block boundary of Block 538 a distance of 13,300 feet; thence in a southerly direction parallel with the western boundary of Block 538 a distance of 5,100 feet; thence turning 150.75 degrees East a distance of 7,000 feet to the South boundary of Block 538, then easterly along the south boundary of Block 538 a distance of 9,700 feet to the point of beginning.



                                  Exhibit A-1

                                    EXHIBIT A
                                     TO THE
                    CONVEYANCE OF OVERRIDING ROYALTY INTEREST

                                PROPERTY EXHIBITS

MEDUSA PROJECT

OCS-G 16623

         Dated:                  June 1, 1996

         Lessor:                 United States of America

         Lessee:                 Callon Petroleum Operating Company, et al.

         Grantor's
         Working Interest:       15.00000%

         Grantor's
         Net Revenue Interest:   13.12500%


         Description: The above referenced oil and gas lease covering Block 582, Mississippi Canyon, OCS Official Protraction Diagram, NH16-10, INSOFAR AND ONLY INSOFAR: (i) as to those depths from the surface to a depth limited to 100 feet below the stratigraphic equivalent of the T4B productive interval located between 14,172'-14,250' MD (13,318'-13,382' TVD) in the Mississippi
                  Canyon 582 OCS-G 16623 #1 well on the Array Induction-Dipole Sonic log dated 9/27/99, and (ii) as to the following portion of said block: Starting at the Northeast corner of Mississippi Canyon Block 582, proceed in a westerly direction along the north boundary of Block 582 a distance of 9,700 feet; thence turning 60.75 degrees in a southerly direction a distance of 13,100 feet; thence in an easterly direction parallel to the south boundary of Block 582 a distance of 3,500 feet to the East boundary; thence in a northerly direction along the eastern boundary of Block 582, 11,400 feet to the point of beginning.


                                  Exhibit A-2

                                    EXHIBIT A
                                     TO THE
                    CONVEYANCE OF OVERRIDING ROYALTY INTEREST

                                PROPERTY EXHIBITS

ENTRADA PROJECT

OCS-G 20797

         Dated:                     January 1, 1999
         Lessor:                    United States of America
         Lessee:                    Callon Petroleum Operating Company, et al.
         Grantor's
         Working Interest:          20.00000%
         Grantor's
         Net Revenue Interest:      17.50000%

         Description: The above referenced oil and gas lease covering Block 782, Garden Banks, OCS Official Protraction Diagram, NG15-2, INSOFAR AND ONLY INSOFAR: (i) as to those depths from the surface to a depth limited to 100 feet below the stratigraphic equivalent of the 5800 ms productive interval located between 19,875'-20,262' MD (19,864'-20,254' TVD) in the Garden Banks
                  782 OCS-G 20797 #2 ST1 well on the composite DGR-EWR logs, and
                  (ii) as to all of said Block 782, Garden Banks, LESS AND EXCEPT the Northeast Quarter (NE/4).

OCS-G 22336

         Dated:                     October 1, 2000
         Lessor:                    United States of America
         Lessee:                    Callon Petroleum Operating Company, et al.
         Grantor's
         Working Interest:          20.00000%

         Grantor's
         Net Revenue Interest:      17.50000%

         Description: The above referenced oil and gas lease covering Block 738, Garden Banks, OCS Official Protraction Diagram, NG15-02, INSOFAR AND ONLY INSOFAR: (i) as to those depths from the surface to a depth limited to 100 feet below the stratigraphic equivalent of the 5800 ms productive interval located between 19,875'-20,262' MD (19,864'-20,254' TVD) in the Garden Banks
                  782 OCS-G 20797 #2 ST1 well on the composite DGR-EWR logs, and
                  (ii) as to the Southwest Quarter (SW/4) of said Block 738, Garden Banks.


                                   Exhibit A-3

                                    EXHIBIT A
                                     TO THE
                    CONVEYANCE OF OVERRIDING ROYALTY INTEREST

                                PROPERTY EXHIBITS

HABANERO PROJECT

OCS-G 15879

         Dated:                     February 1, 1996

         Lessor:                    United States of America

         Lessee:                    Callon Petroleum Operating Company, et al.

         Grantor's
         Working Interest:          11.25000%

         Grantor's
         Net Revenue Interest:      9.84375%


         Description: The above referenced oil and gas lease covering Block 341, Garden Banks, OCS Official Protraction Diagram, NG15-02, INSOFAR AND ONLY INSOFAR: (i) as to those depths from the surface to a depth limited to 100 feet below the stratigraphic equivalent of the Hab 55 productive interval located between 20,172'-20,248' MD (19,413'-19,475' TVD) in the Garden Banks
                  341 OCS-G 15879 #1 well on the Array Induction-Long Spaced Sonic log dated 1/29/99, and (ii) as to the following portion of said block: Starting from the Southeast corner of Garden Banks Block 341, proceed in a northerly direction along the east boundary of Block 341 a distance of 2,200 feet to the point of beginning; thence in a westerly direction parallel to the south boundary of Block 341 a distance of 7,300 feet; thence in a northerly direction parallel to the east boundary of Block 341 a distance of 8,300 feet; thence in an easterly direction parallel to the southern boundary of Block 341 a distance of 7,300 feet; thence in a southerly direction along the east boundary of Block 341 a distance of 8,300 feet to the point of beginning.


                                  Exhibit A-4

                                    EXHIBIT A
                                     TO THE
                    CONVEYANCE OF OVERRIDING ROYALTY INTEREST

                                PROPERTY EXHIBITS


BOOMSLANG

OCS-G 18186

         Dated:                     August 1, 1997

         Lessor:                    United States of America

         Lessee:                    Callon Petroleum Operating Company, et al.

         Grantor's
         Working Interest:          55.00000%

         Grantor's
         Net Revenue Interest:      45.83330%


         Description: The above referenced oil and gas lease covering Block 994, Ewing Bank, OCS Official Protraction Diagram, NH15-12, INSOFAR AND ONLY INSOFAR: (i) as to those depths from the surface to a depth limited to 100 feet below the stratigraphic equivalent of the Bul 1 productive interval located between 12,472'-12,884' MD (11,435'-11,780' TVD) in Ewing Bank 994
                  OCS-G 18186 #1 well on the LWD logs, and (ii) as to the following portion of said block: Starting at the Southeast corner of Ewing Bank Block 994, proceed in a northerly direction along the east boundary of Block 994 a distance of 12,500 feet; thence in a westerly direction parallel to the north boundary of Block 994 a distance of 9,000 feet; thence in a southerly direction parallel to the west boundary of Block 994 a distance of 12,500 feet; thence in an easterly direction along the south boundary of Block 994 a distance of 9,000 feet to the point of beginning.



                                  Exhibit A-5

                                   EXHIBIT "B"
                                     TO THE
          CONVEYANCE OF OVERRIDING ROYALTY INTEREST DATED JUNE 29, 2001

                             PERMITTED ENCUMBRANCES


Corporate Mortgage:

                  Act of Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Fixture Filing and Financing Statement Dated effective as of October 30, 2000 from Callon Petroleum Operating Company, Mortgagor to First Union National Bank, as Administrative Agent, Mortgagee filed in Plaquemines Parish, La, MOB 309, Folio 1072; Terrebonne Parish, La. #1083092, Mtg. Book 1323; Cameron Parish, La #267356, Mtg. Book 255; Iberia Parish, La, MOB 816, Entry No. 00-1351; St. Mary Parish, La, #242,411, MOB 856, Folio 180;
                  Minerals Management Service, OCS-G No. 16614, 16623, 18186, 15879.

                  UCC Financing Statement relating to the security agreement cited above, filed in Plaquemines Parish, La #38-00-1625 and Delaware Secretary of State #0079363.

                  UCC-1 Financing Statement (Security Agreement) between Callon Petroleum Operating Company, Debtor, and First Union National Bank as Administrative Agent, Secured Party, filed in Plaquemines Parish, La #38-00-1692 and Delaware Secretary of State #0080096.

                  UCC-3 Financing Statement (Assignment) Callon Petroleum Operating Company from the Chase Manhattan Bank to First Union National Bank, as Administrative Agent filed in Plaquemines Parish, La #38-00-1699 and #38-00-1698 and Terrebonne Parish, La #55-1083750.

                  Act of Supplement and Amendment to Act of Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Callon Petroleum Operating Company to First Union National Bank adding Garden Banks Area, Block 782 and 738 effective June 29, 2001 and filed in the following parishes and jurisdictions:
                  Cameron, Iberia, Plaqeumines, St. Mary and Terrebonne Parishes La. And Minerals Management Service.

                  Non-Conforming UCC-3 Amendment between Callon Petroleum Operating Company as Debtor and First Union National Bank, as Administrative Agent, as Secured party, referring to Original Financing Statement No. 38-00-1625, filed November 9, 2000, in Plaquemines Parish, La, amended to add Garden Banks Area, Block 782 and 738.


                                   Exhibit B-1

                                   EXHIBIT "B"
                                     TO THE
          CONVEYANCE OF OVERRIDING ROYALTY INTEREST DATED JUNE 29, 2001

                             PERMITTED ENCUMBRANCES


                  Non-Conforming UCC-3 Partial Release between Callon Petroleum Operating Company as Debtor and First Union National Bank, as Administrative Agent, as Secured party, referring to Original Financing Statement No. 38-00-1625, filed November 9, 2000, in Plaquemines Parish, La, releasing from the Original Financing Statement the following collateral: Garden Banks Area, Block 782 and 738.


MEDUSA

Leases: OCS-G 16623 dated effective June 1, 1996 between the United States of America as Lessor and Callon Petroleum Operating Company et al as Lessees covering All of Block 582 Mississippi Canyon, OCS Official Protraction Diagram, NH 16-10, containing 5,760 acres.

                  OCS-G 16614 dated effective June 1, 1996 between the United States of America as Lessor and Callon Petroleum Operating Company et al, as Lessees covering All of Block 538, Mississippi Canyon, OCS Official Protraction Diagram, NH 16-10, containing 5,760 acres.

Joint Operating Agreement:

                  Dated effective February 1, 1999, between Murphy Exploration & Production Company as Operator, Callon Petroleum Operating Company, and British-Borneo Petroleum, Inc., covering Mississippi Canyon Blocks 538, 539, 581 and 582 and all exhibits thereto.

Well Participation Agreement:

                  Dated June 21, 1999 between Murphy Exploration & Production Company, British-Borneo Petroleum, Inc. and Callon Petroleum Operating Company, covering Mississippi Canyon Blocks 538, 582, 581, and 539.

Assignment of Record Title:

                  Dated effective October 15, 1999 between Murphy Exploration & Production Company and Callon Petroleum Operating Company, as Assignors and British-Borneo Petroleum, Inc., as Assignee covering Mississippi Canyon Blocks 538, 539, 581, and 582.


                                   Exhibit B-2

                                   EXHIBIT "B"
                                     TO THE
          CONVEYANCE OF OVERRIDING ROYALTY INTEREST DATED JUNE 29, 2001

                             PERMITTED ENCUMBRANCES


HABANERO

Lease: OCS-G 15879 dated effective February 1, 1996 between the United States of America as Lessor and Shell Offshore, Inc., as Lessee, covering All of Block 341, Garden Banks, OCS Official Protraction Diagram, NG 15-2, containing 5,760 acres.

Joint Operating Agreement:

                  Dated effective November 1, 1998, between Shell Deepwater Development Inc., Murphy Exploration & Production Company, and Callon Petroleum Operating Company, covering Garden Banks Block 341 and all exhibits thereto.

Exchange of Interest Agreement:

                  Letter dated February 2, 1998 between Shell Deepwater Development, Inc., Murphy Exploration & Production Company and Callon Petroleum Operating Company covering Garden Banks Blocks 341, 253, 297, and 298.

Assignment of Record Title Interest:

                  Dated effective February 1, 1998, Shell Deepwater Development Inc., Assignor to Murphy Exploration & Production Company and Callon Petroleum Operating Company as Assignees cover Garden Banks Block 341.

Reserve Commitment Agreement:

                  Dated March 20, 1997 between Garden Banks Gas Pipeline, LLC and Shell Offshore, Inc., covering Garden Banks Block 341.

Auger Production Handling Term Letter:

                  Dated November 12, 1998 between Shell Deepwater Production Inc., Murphy Exploration & Production Company, and Callon Petroleum Operating Company.



                                   Exhibit B-3

                                   EXHIBIT "B"
                                     TO THE
          CONVEYANCE OF OVERRIDING ROYALTY INTEREST DATED JUNE 29, 2001

                             PERMITTED ENCUMBRANCES


ENTRADA

Leases: OCS-G 20797 dated effective January 1, 1999 between The United States of America as Lessor, and Vastar Resources Inc. as Lessee, covering All of Block 782, Garden Banks, OCS Official Protraction Diagram, NG 15-2, containing 5,760 acres.

                  OCS-G 22336 dated effective October 1, 2000 between The United States of America as Lessor, and Callon Petroleum Operating Company and Vastar Resources, Inc., as Lessees, covering All of Block 738, Garden Banks, OCS Official Protraction Diagram, NG 15-02.

Participation Agreement:

                  Dated effective December 6, 1999 between Vastar Resources, Inc. and Callon Petroleum Operating Company, covering Garden Banks, Blocks 782, 826, 827, 785 and all exhibits thereto including the joint operating agreement.

Assignment of Record Title:

                  Dated March 23, 2000 between Vastar Resources, Inc as Assignor and Callon Petroleum Operating Company as Assignee, covering Garden Banks Block 782.

Letter Agreement:

                  Dated May 11, 2000 between Vastar Resources, Inc., and Callon Petroleum Operating Company. Amendment to Participation Agreement dated December 6, 1999 to add Garden Banks 738 to Exhibits "E" and "F".

BOOMSLANG

Lease: OCS-G 18186 dated effective August 1, 1997 between the United States of America as Lessor, and Callon Petroleum Operating Company, et al as Lessees, covering All of Block 994, Ewing Bank, OCS Official Protraction Diagram, NH 15-12, containing 5,760 acres.



                                   Exhibit B-4

                                   EXHIBIT "B"
                                     TO THE
          CONVEYANCE OF OVERRIDING ROYALTY INTEREST DATED JUNE 29, 2001

                             PERMITTED ENCUMBRANCES


Operating Agreement:

                  Dated effective August 1, 1997 between Murphy Exploration & Production Company, as Operator and Callon Petroleum Operating Company, covering Ewing Bank Block 994.

Well Participation Agreement:

                  Dated June 26, 1998 between Murphy Exploration & Production Company, Callon Petroleum Operating Company, and Santos USA Corp., covering Ewing Bank Block 994.

Assignment of Oil and Gas Lease:

                  Dated effective June 1, 1998 between Murphy Exploration & Production Company as Assignor and Callon Petroleum Operating Company, as Assignee, covering Ewing Bank Block 994, (OCS-G 18186).

Assignment of Oil and Gas Lease:

                  Dated effective October 1, 1999 between Santos USA Corporation as Assignor and Callon Petroleum Operating Company as Assignee, covering OCS-G 18186, Block 994 Ewing Bank.

Assignment, Bill of Sale and Conveyance:

                  Dated October 1, 1999 between Santos USA Corporation as Assignor and Callon Petroleum Operating Company as Assignee, covering OCS-G 18186 No. 1 Well, Block 994 Ewing Bank.


                                   Exhibit B-5